UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2026

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

November 11, 2026

Item 8.01. Other Events.

On November 11, 2026, OS Therapies UK Ltd. (“OSUK”), a wholly owned subsidiary of OS Therapies Incorporated (the “Company”), received a value added tax (“VAT”) refund from HM Revenue and Customs (“HMRC”), the U.K. tax authority, of £678,715.46 (approximately $900,000), representing the recovery of VAT previously paid by OSUK on qualifying expenditures. The Company intends to use these funds to support the continued clinical development of, and regulatory and commercial-readiness activities for, Herlystic® (OST-HER2), its leading product candidate for the prevention or delay of recurrence in fully resected, pulmonary metastatic osteosarcoma.

On November 12, 2026, the U.S. Food and Drug Administration (the “FDA”) announced the suspension of its Commissioner’s National Priority Voucher (“CNPV”) program, under which priority review vouchers are non-transferable. The FDA’s announcement does not affect the separate rare pediatric disease priority review voucher (“PRV”) program, under which vouchers are transferable. OST-HER2 remains eligible for the rare pediatric disease PRV program, and the FDA’s suspension of the CNPV program does not affect such eligibility.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the anticipated use of the VAT refund proceeds, the clinical development, regulatory review and potential approval and commercialization of OST-HER2, and the Company’s potential eligibility for, receipt of, and ability to monetize a PRV. Words such as “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “will” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: changes in U.K. tax law or HMRC practice; fluctuations in foreign currency exchange rates; the outcome and timing of the FDA’s review of OST-HER2; changes in, or the suspension, expiration or termination of, FDA priority review voucher programs; the Company’s need for substantial additional capital; and the other risks described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update them, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: November 12, 2026	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

2